1Q 2012 Earnings Conference Call
May 4, 2012
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

2012 Financial Highlights
Net Income
(in millions)
Net Income from Continuing Operations
(in millions)
❑ Revenue Growth- Revenues
 grew by $8.4 million
❑ Depreciation and
 Amortization Expense-
 $2.0 million due to acceleration of
 Wireless network asset
 depreciation ahead of Network
 Vision upgrades
❑ Adjusted OBIDA Growth-
 Increase of $3.6 million over 1Q
 2011

SHENTEL

	3/31/11	3/31/12	Change
Wireless	318,068	365,068	47,000
Cable (RGUs)	130,700	139,599	8,899

1Q’12 Highlights
❑ Revenue Growth
 Revenue grew 13.9% over 1Q’11 to $68.8 million.
❑ Customer Growth

234.8
237.8
248.6
250.7
67.0
80.2
107.1
114.4
12/31/2010
3/31/2011
12/31/2011
3/31/2012
Postpaid
Prepaid

Wireless Highlights
PCS Customers (000s)
❑ Steady Postpaid growth
 Postpaid customers up 5.4%
 in the last year
❑ Rapid Prepaid Growth
 Q1’12 net additions of 7,285;
 114k prepaid subs at 03/31
❑ Prepaid Churn improves
 Q1’12 churn of 3.65%
 compared to 4.50% for Q1’11
 ❑Earnings Improve
 Q1’12 operating income up by
 $0.5 million over Q1’11

Cable Highlights
❑ Cable Upgrades
 ▶ Markets acquired in mid-2010 are approximately 90%
 complete
 ▶ Remainder scheduled for 2012
❑ RGU Growth
 ▶ Total RGU growth of 1.7% in Q1’12
 ▶ 139,599 RGUs at 3/31/2012

Adele Skolits
CFO and VP of Finance

SHENTEL

(in thousands)	For the Quarter Ended: 3/31/11	3/31/12	Change
Operating Income	$7,091	$8,817	$1,726
Depreciation and Amortization	13,938	15,807	1,869
OIBDA	**$21,029**	**$24,624**	**$3,595**
Plus loss on asset sales	75	33	(42)
Share Based Compensation	270	357	87
Adjusted OIBDA	**$21,374**	**$25,014**	**$3,640**

Profitability
Adjusted OIBDA ($ thousands)

SHENTEL

(in thousands)	Wireless Q1'11	Wireless Q1'12	Cable Q1'11	Cable Q1'12	Wireline Q1'11	Wireline Q1'12
Operating Income	$ 10.1	$ 10.5	$ (5.7)	$ (4.5)	$ 3.8	$ 3.8
Depreciation and Amortization	6.2	7.8	5.7	5.9	1.9	2.2
OIBDA	**16.3**	**18.3**	**-**	**1.4**	**5.7**	**6.0**
Plus loss on asset sales	-	-	-	-	-	-
Share based compensation	0.1	0.1	0.1	0.1	0.1	0.1
Adjusted OIBDA	**$ 16.4**	**$ 18.4**	**$ 0.1**	**$ 1.5**	**$ 5.8**	**$ 6.1**

Adjusted OIBDA by Segment

5.0
3.0
1.0
(1.0)
(3.0)
3.6
2.6
(0.3)
(0.7)
(0.7)
(0.8)
(1.7)
Postpaid Revenue
Prepaid Revenue
Other
Prepaid Support Costs
Network Operating Costs
Prepaid Acquisition
Postpaid Acquisition

Wireless Segment - Change in Adjusted
OIBDA Q1’12 vs. Q1’11

1.0
0.5
-
(0.5)
(1.0)
0.8
0.7
0.4
0.3
-
(0.8)
Internet Revenues
Video Revenues
Voice Revenues
Equipment Revenues
Other
Customer Acquisition & Branding

Cable Segment - Change in Adjusted
OIBDA Q1’12 vs. Q1’11

Earle MacKenzie
EVP and COO

SHENTEL

234.8
237.8
248.6
250.7
12/31/2010
3/31/2011
12/31/2011
3/31/2012

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

15,486
15,966
Q1'11
Q1'12

3,016
2,064
Q1'11
Q1'12

Key Operational Results - Wireless
Gross Additions - Postpaid
Net Additions - Postpaid
■ Q1 2012 net adds of 2,064
 versus 3,016 Q1 2011 net
 adds
■ Q1 2012 churn of 1.86%
 similar to Q4 2011, increased
 from 1.76% in Q1 2011
■ Shentel-controlled channels
 produced 50% of gross adds
 in Q1 2012 and 55% of
 gross adds in Q1 2011

Voice
Data
$56.05
$60.57
$23.64
$28.66
$32.41
$31.91
Q1'11
Q1'12

Key Operational Results - PCS
Gross Billed Revenue per Postpaid User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees.

SHENTEL

Total Up 14%
Net Up 13%
$6.9
$1.1
$3.9
$27.8
8.0
1.5
4.4
$31.4
Q1'11
Q1'12
Management & Service Fees
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues - Postpaid ($ millions)
$39.7
$45.3

Postpaid PCS Customers Top Picks Q1 2012
■ Smartphones made up 57% of
 the Postpaid base in Q1 2012,
 up from 53% in Q4 2011 and
 39% in Q1 2011
■ Top Service Plans - 75% of
 Gross Adds
 ▶ Everything Data Family
 1500 - 49%
 ▶ Everything 450 - 18%
 ▶ Business Advantage Talk
 200 - 5%
 ▶ Everything Messaging
 Family 1500 - 3%
■ Top Devices - New Activations -
 All Channels
 ▶ iPhone    20%
 ▶ Kyocera DuraMax 11%
 ▶ Samsung Epic 3D/4G 7%
 ▶ HTC Evo 3D       7%
 ▶ Sanyo Vero    4%

iPhone Statistics - Q1’12
■ 20% of Q1 Gross Adds
■ 51% of iPhones were sold or upgraded in Shentel-
 controlled channels
■ 6.8% of 3/31/2012 Postpaid customers had the
 iPhone, up from 3.6% at 12/31/11
 ▶ 60% iPhone 4S
 ▶ 40% iPhone 4

Net Additions
Gross Additions
23.2
22.9
19.5
20.7
19.4
13.3
11.0
6.9
8.8
7.3
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

80.2
91.3
98.3
107.1
114.4
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

PCS Prepaid Statistics
Gross Additions (000s)
Cumulative Customers (000s)

4.5%
4.6%
4.4%
3.9%
3.7%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

$21.42
$21.72
$22.31
$22.33
$23.16
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

PCS Prepaid Statistics
Churn %
Average Gross Billed Revenue

150,000
120,000
90,000
60,000
30,000
-
130,700
7,089
33,472
90,139
131,010
7,794
33,680
89,536
135,755
8,842
35,651
91,262
137,238
9,881
37,021
90,336
139,599
10,618
38,856
90,125
March 2011
June 2011
Sept 2011
Dec 2011
Mar 2012
Voice
High Speed Internet
Video

Cable - RGU Growth by Quarter
Customers   74,657 73,930 75,131   75,348  76,130
RGU's/Customer 1.75 1.77 1.81   1.82   1.83

SHENTEL

$36.48
$37.74
Q1'11
Q1'12

$68.81
$76.08
Q1'11
Q1'12

Cable Statistics
Average Monthly Revenue per RGU
Average Monthly Revenue per Customer

SHENTEL

	3/31/2011	3/31/2012
Homes Passed	**179,328**	**182,828**
Basic Video		
Revenue generating units	66,861	64,532
Penetration	37.3%	35.3%
Digital video revenue generating units	23,278	25,593
Digital video penetration	34.8%	39.7%
High-speed Internet		
Available Homes	147,444	156,791
Customers	33,472	38,856
Penetration	22.7%	24.8%
Voice		
Available Homes	121,960	143,097
Customers	7,089	10,618
Penetration	5.8%	7.4%
Total Revenue Generating Units	**130,700**	**139,599**

Key Operational Results - Cable
Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are provided by the Wireline segment.

Access lines (000s)
23.7
23.6
23.1
22.8
12/31/2010
3/31/2011
12/31/2011
3/31/2012

11.9
12.2
12.4
12.5
2.2
1.9
1.4
1.3
12/31/2010
3/31/2011
12/31/2011
3/31/2012
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss of
 3% in past 12 months
■ Continued broadband
 penetration in LEC area to
 55%
■ 3% growth in DSL
 customers since 03/31/11,
 partially offsetting access
 line losses, resulting in
 total connections of 35.3
 thousand
Internet Customers (000s)

Wireless
Wireline
Cable
$138.4
7.0
34.2
15.3
81.9
$74.6
3.5
36.4
10.2
24.5
$55.9
4.5
27.4
11.2
12.8
2010 Actual
2011 Actual
2012 Budget

Investing in the Future
■ All remaining systems in West
 Virginia and Maryland to have
 upgrades completed in 2012
■ Upgrade of Jet Network is
 approximately 90% complete
■ Network Vision expected to
 drive $60M of spend in 2012
Capex Spending

Q&A

Appendix

SHENTEL

Dollars in thousands (except subscribers and revenue per subscriber)

	1Q 2011	1Q 2012
Gross billed revenue		
Wireless segment total operating revenues	$ 36,468	$ 42,669
Equipment revenue	(1,569)	(1,530)
Tower Lease Revenue	(2,177)	(2,251)
Prepaid Net Service Revenues	(4,424)	(6,985)
Other revenue	(519)	(485)
Wireless service revenue – postpaid	27,779	31,418
Discounts and Credits	3,948	4,355
Write-offs	1,060	1,529
Management fee	2,701	3,202
Service fee	4,214	4,803
Gross billed revenue – postpaid	$ 39,702	$ 45,307
Average postpaid subscribers	236,131	249,331
Billed revenue per postpaid subscriber	56.05	60.57

Non-GAAP Financial Measure - Billed Revenue per Postpaid Subscriber